SCHEDULE 14A
                                 (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No. ___)
--------------------------------------------------------------------------------

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential, for use of the Commission Only (as permitted by Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-2

                                 Diatide, Inc.
                (Name of Registrant as Specified In Its Charter)


                                       --
        _________________________________________________________________
    (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

  [X] No fee required.
  [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

      1)  Title of each class of securities to which transaction applies:

          ____________________________

      2)  Aggregate number of securities to which transaction applies:

          ____________________________

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ______________________________________________________________________

      4)  Proposed maximum aggregate value of transaction:

          ______________________________________________________________________

      5)  Total fee paid: ____________________________

  [ ] Fee paid previously with preliminary materials: __________________________
  [ ] Check box if any part of the fee is offset as provided by Exchange Act
      Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

      1)  Amount Previously Paid: ______________________________________________
      2)  Form, Schedule or Registration Statement No.: ________________________
      3)  Filing Party: ________________________________________________________
      4)  Date Filed: __________________________________________________________

--------------------------------------------------------------------------------

                                 DIATIDE, INC.
                                Nine Delta Drive
                        Londonderry, New Hampshire 03053

                             --------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON MAY 14, 1999
                             --------------------

     NOTICE IS HEREBY GIVEN that the Annual Meeting of the Stockholders of Diatide, Inc., a Delaware corporation (the "Company"), will be held on Friday, May 14, 1999 at 10:00 a.m. at the Bedford Village Inn, 2 Village Inn Lane, Bedford, New Hampshire (the "Meeting") for the purpose of considering and voting upon the following matters:

   1. To elect two Class III Directors for the ensuing three years;

   2. To approve the adoption of the 1999 Stock Incentive Plan;

   3. To ratify the selection of Ernst & Young LLP as independent auditors of the Company for the current year; and

   4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     The Board of Directors has no knowledge of any other business to be transacted at the Meeting.

     The Board of Directors has fixed the close of business on Thursday, April 1, 1999 as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and at any adjournments thereof.

     A copy of the Company's Annual Report to Stockholders for the year ended December 31, 1998, which contains financial statements and other information of interest to stockholders, accompanies this Notice and the enclosed Proxy Statement.

                                         By order of the Board of Directors,


                                         Ronald B. Kinder, Secretary


April 16, 1999


WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE TO ASSURE REPRESENTATION OF YOUR SHARES AT THE MEETING. NO POSTAGE NEED BE AFFIXED IF THE PROXY IS MAILED IN THE UNITED STATES.

                      [This page intentionally left blank]

                                 DIATIDE, INC.
                                Nine Delta Drive
                       Londonderry, New Hampshire 03053
                             --------------------
                                PROXY STATEMENT
                             --------------------

                     For the Annual Meeting of Stockholders
                          To Be Held on May 14, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Diatide, Inc. (the "Company") for the Annual Meeting of Stockholders to be held on Friday, May 14, 1999 at 10:00 a.m. at the Bedford Village Inn, 2 Village Inn Lane, Bedford, New Hampshire and at any adjournments thereof (the "Meeting").

     All proxies will be voted in accordance with the instructions of the stockholder. If no choice is specified, the proxies will be voted in favor of the matters set forth in the accompanying Notice of Meeting. Any proxy may be revoked by a stockholder at any time before its exercise by delivery of a written revocation or a subsequently dated proxy to the Secretary of the Company or by voting in person at the Meeting. Attendance at the Meeting will not itself be deemed to revoke a proxy unless the stockholder gives affirmative notice at the Meeting that the stockholder intends to revoke the proxy and vote in person.

     The Notice of Meeting, this Proxy Statement, the enclosed proxy and the Company's Annual Report to Stockholders for the year ended December 31, 1998 are being mailed to stockholders on or about April 16, 1999. The Company will, upon written request of any stockholder, furnish without charge a copy of its Annual Report on Form 10-K for the year ended December 31, 1998, as filed with the Securities and Exchange Commission (the "SEC"), without exhibits. Please address all such requests to the Company, Attention of Daniel F. Harrington, Chief Financial Officer, Nine Delta Drive, Londonderry, New Hampshire 03053. Exhibits to such Form 10-K will be provided upon written request and payment of an appropriate processing fee.


Voting Securities and Votes Required

     On April 1, 1999, the record date for determination of stockholders entitled to notice of and to vote at the Meeting, there were outstanding and entitled to vote an aggregate of 10,582,773 shares of Common Stock of the Company, $.001 par value per share (the "Common Stock"), 1,210,256 shares of Series A Convertible Preferred Stock of the Company, $.01 par value per share (the "Series A Preferred Stock"), and 825,309 shares of Series B Convertible Preferred Stock of the Company, $.01 par value per share (the "Series B Preferred Stock," and together with the Series A Preferred Stock, the "Preferred Stock"). Holders of shares of Common Stock are entitled to one vote per share. Holders of shares of Preferred Stock are entitled to one vote for each share of Common Stock issuable as of the date of such vote upon conversion of each share of Preferred Stock held (currently, one vote per share of Preferred Stock). On all matters submitted to the record holders of shares of Common Stock, such holders and the record holders of shares of Preferred Stock will vote together as one class.

     The holders of a majority of the shares of capital stock issued and outstanding and entitled to vote at the Meeting shall constitute a quorum for the transaction of business at the Meeting. Shares of capital stock present in person or represented by proxy (including shares which abstain or do not vote with respect to one or more of the matters presented for stockholder approval) will be counted for purposes of determining whether a quorum is present at the Meeting.

     The affirmative vote of the holders of a plurality of the votes cast by the stockholders entitled to vote at the Meeting is required for the election of directors. The affirmative vote of the holders of a majority of the shares of capital stock present or represented by proxy and voting on the matter is required for the approval of the 1999 Stock Incentive Plan and the ratification of the selection of the Company's independent auditors.

     Shares which abstain from voting as to a particular matter, and shares held in "street name" by brokers or nominees who indicate on their proxies that they do not have discretionary authority to vote such shares as to a particular matter, will not be counted as votes in favor of such matter, and will also not be counted as votes cast or shares voting on such matter. Accordingly, abstentions and "broker non-votes" will have no effect on the voting on a matter that requires the affirmative vote of a certain percentage of the votes cast or shares voting on a matter.


Security Ownership of Certain Beneficial Owners and Management

     The following table sets forth certain information, as of January 31, 1999, regarding the beneficial ownership of shares of the Company's Common Stock, Series A Preferred Stock and Series B Preferred Stock, the Company's three classes of voting stock, by (i) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of Common Stock, (ii) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of Series A Preferred Stock; (iii) each person or entity known by the Company to own beneficially more than 5% of the outstanding shares of Series B Preferred Stock, (iv) each director and director nominee of the Company, (v) the Named Executive Officers (as defined in the Summary Compensation Table below), and (vi) the directors and executive officers of the Company as a group.


                                                                         Series A Convertible
                                                  Common Stock             Preferred Stock
                                          ---------------------------- ------------------------
                                                Number                     Number
                                                  of                         of
                                                Shares        Percent      Shares      Percent
                                             Beneficially        of     Beneficially      of
                                               Owned(1)        Class        Owned       Class
                                          ------------------ --------- -------------- ---------
5% Stockholders

Chase Venture Capital Associates, L.P. ..      1,653,564(3)     14.3%      871,795       72.0%
 c/o Chase Capital Partners
 380 Madison Avenue, 12th Floor
 New York, NY 10019

Nycomed Imaging AS ......................      1,500,000        14.2%           --         --
 Nycoveien 1-2
 N-0401 Oslo, Norway

Medsource S.A. ..........................      1,450,346(4)     13.3%      307,692       25.4%
 c/o BB Medtech AG
 Vodergasse 3
 CH-8200 Schaffhausen
 Switzerland

Entities affiliated with DLJ Capital
Corporation .............................      1,135,953(5)     10.7%           --         --
3000 Sand Hill Road
 Building 3, Suite 170
 Menlo Park, CA 94025-7114

Medical Science Partners Group ..........      1,028,830(6)      9.7%           --         --
 20 William Street, Suite 250
 Wellesley, MA 02181

Entities affiliated with Alta Partners ..        949,104(7)      8.2%           --         --
 One Embarcadero Center
 Suite 4050
 San Francisco, CA 94111


                                            Series B Convertible
                                              Preferred Stock
                                          ------------------------
                                              Number                 Total Percent of
                                                of                      Common and
                                              Shares      Percent   Preferred Stock on
                                           Beneficially      of      an As-Converted
                                               Owned       Class         Basis(2)
                                          -------------- --------- -------------------
5% Stockholders

Chase Venture Capital Associates, L.P. ..          --         --           13.0%
 c/o Chase Capital Partners
 380 Madison Avenue, 12th Floor
 New York, NY 10019

Nycomed Imaging AS ......................          --         --           11.9%
 Nycoveien 1-2
 N-0401 Oslo, Norway

Medsource S.A. ..........................          --         --           11.5%
 c/o BB Medtech AG
 Vodergasse 3
 CH-8200 Schaffhausen
 Switzerland

Entities affiliated with DLJ Capital
Corporation .............................          --         --            9.0%
3000 Sand Hill Road
 Building 3, Suite 170
 Menlo Park, CA 94025-7114

Medical Science Partners Group ..........          --         --            8.2%
 20 William Street, Suite 250
 Wellesley, MA 02181

Entities affiliated with Alta Partners ..     825,309        100%           7.4%
 One Embarcadero Center
 Suite 4050
 San Francisco, CA 94111

                                                                          Series A Convertible
                                                  Common Stock              Preferred Stock
                                         ------------------------------ ------------------------
                                                Number                      Number
                                                  of                          of
                                                Shares         Percent      Shares      Percent
                                             Beneficially         of     Beneficially      of
                                               Owned(1)         Class        Owned       Class
                                         -------------------- --------- -------------- ---------
Directors

Gustav Christensen .....................          31,900(8)         *        --          --

Richard T. Dean ........................         380,674(9)       3.6%       --          --

Hirsch Handmaker .......................          51,200(10)        *        --          --

Robert S. Lees .........................         175,187(11)      1.6%       --          --

Joseph F. Lovett .......................       1,045,169(12)      9.9%       --          --

Donald L. Murfin .......................         265,544(13)      2.5%       --          --

Daniel L. Peters .......................       1,507,500(14)     14.2%       --          --

Other Named Executive Officers

Ronald B. Kinder .......................          76,959(15)        *        --          --

Daniel F. Harrington ...................          52,000(16)        *        --          --

Gerald F. Eisen ........................               -            -        --          --

Christopher F. Nicodemus ...............          15,000(17)        *        --          --

All directors and executive officers
 as a group (11 persons) ...............       3,601,133(18)     32.9%       --          --



                                           Series B Convertible
                                             Preferred Stock
                                         ------------------------
                                             Number                 Total Percent of
                                               of                      Common and
                                             Shares      Percent   Preferred Stock on
                                          Beneficially      of      an As-Converted
                                              Owned       Class         Basis(2)
                                         -------------- --------- -------------------
Directors

Gustav Christensen .....................      --           --                *

Richard T. Dean ........................      --           --              3.0%

Hirsch Handmaker .......................      --           --                *

Robert S. Lees .........................      --           --              1.4%

Joseph F. Lovett .......................      --           --              8.3%

Donald L. Murfin .......................      --           --              2.1%

Daniel L. Peters .......................      --           --             11.9%

Other Named Executive Officers

Ronald B. Kinder .......................      --           --                *

Daniel F. Harrington ...................      --           --                *

Gerald F. Eisen ........................      --           --                -

Christopher F. Nicodemus ...............      --           --                *

All directors and executive officers
 as a group (11 persons) ...............      --           --             27.8%

---------
* Less than 1%.

 (1) The number of shares beneficially owned by each person or entity known by the Company to own beneficially more than 5% of the outstanding voting stock, director and executive officer is determined under rules promulgated by the SEC, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which an individual or group has sole or shared voting power or investment power and also any shares which an individual or group has the right to acquire within 60 days after January 31, 1999 through the conversion of Preferred Stock or the exercise of any stock option, warrant or other right. The inclusion herein of such shares, however, does not constitute an admission that the named stockholder is a direct or indirect beneficial owner of such shares. Unless otherwise indicated, each person or group named in the table has sole voting and investment power (or shares such power with his or her spouse) with respect to all shares of capital stock listed as owned by such person or entity.

 (2) This column reflects each listed individual's or group's percent beneficial ownership of the Company's voting stock on an as-converted basis. This column differs from the column entitled "Percent of Class" with respect to the Company's Common Stock because the percent calculation in this column is based on the assumption that all of the shares of Series A Preferred Stock currently outstanding are converted into 1,210,256 shares of Common Stock and that all of the shares of Series B Preferred Stock currently outstanding are converted into 825,309 shares of Common Stock. The percent calculation in the column entitled "Percent of Class" with respect to the Company's Common Stock includes shares of Common Stock issuable upon conversion of the Preferred Stock only to the extent that the listed individual or group beneficially owns such shares of Preferred Stock.

 (3) Includes 871,795 shares of Common Stock issuable upon conversion of 871,795 shares of Series A Preferred Stock held by Chase Venture Capital Associates, L.P. ("CVC") and 130,769 shares of Common Stock subject to outstanding common stock purchase warrants held by CVC.

 (4) Includes 307,692 shares of Common Stock issuable upon conversion of 307,692 shares of Series A Preferred Stock held by Medsource S.A. ("Medsource") and 46,154 shares of Common Stock subject to outstanding common stock purchase warrants held by Medsource. This information is taken from a Schedule 13D and a Schedule 13G filed with the SEC on July 7, 1998. Medsource is a wholly-owned subsidiary of BB Medtech AG.

 (5) Consists of 809,705 shares held by ML Venture Partners II, L.P., 281,647 shares held by Sprout Capital VI, L.P. and 44,601 shares held by DLJ Capital Corporation. These entities are affiliates under common control.

 (6) Consists of 919,089 shares held by Medical Science Partners, L.P. ("MSP"), 96,154 shares held by Medical Science Partners II, L.P. ("MSP II") and 13,587 shares held by Medical Science II Co-Investment L.P. ("MS Co-Investment"). These entities are affiliates under common control. This information is taken from a Schedule 13D and a Schedule 13G filed with the SEC on February 14, 1997.

 (7) Includes 795,332 shares of Common Stock issuable upon conversion of 795,332 shares of Series B Preferred Stock held by Alta BioPharma Partners L.P. ("Alta BioPharma"), 29,977 shares of Common Stock issuable upon conversion of 29,977 Series B Preferred Stock held by Alta Embarcadero BioPharma Partners LLC ("Alta Embarcadero"), 119,299 shares of Common Stock subject to outstanding common stock purchase warrants held by Alta BioPharma and 4,496 shares of Common Stock subject to outstanding common stock purchase warrants held by Alta Embarcadero. These entities are affiliates under common control.

 (8) Includes 14,700 shares subject to outstanding stock options held by Mr. Christensen, which are exercisable within the 60-day period following January 31, 1999, and 7,200 shares held in an individual retirement account of which Mr. Christensen is the beneficiary.

 (9) Includes 139,087 shares subject to outstanding stock options held by Dr. Dean, which are exercisable within the 60-day period following January 31, 1999.

(10) Includes 30,200 shares held by Healthcare Technology Group ("HTG"), an entity of which Dr. Handmaker is the principal. Also includes 12,000 shares subject to outstanding stock options held by HTG and 5,000 shares subject to outstanding stock options held by Dr. Handmaker. These options are exercisable within the 60-day period following January 31, 1999.

(11) Includes 11,100 shares subject to outstanding stock options held by Dr. Lees, which are exercisable within the 60-day period following January 31, 1999 and 1,000 shares held by his spouse.

(12) Includes 7,500 shares subject to outstanding stock options held by Mr. Lovett, which are exercisable within the 60-day period following January 31, 1999, 919,089 shares held by MSP, 96,154 shares held by MSP II and 13,587 shares held by MS Co-Investment. Mr. Lovett is a general partner of the general partners of MSP, MSP II and MS Co-Investment and may be considered a beneficial owner of the shares beneficially owned by such entities, although Mr. Lovett disclaims beneficial ownership of such shares, except as to his pecuniary interests therein.

(13) Includes 7,500 shares subject to outstanding stock options held by Mr. Murfin, which are exercisable within the 60-day period following January 31, 1999 and 257,456 shares held by Chemicals and Materials Enterprise Associates, L.P. ("CMEA"). Mr. Murfin is a general partner of CMEA and may be considered a beneficial owner of the shares beneficially owned by CMEA, although Mr. Murfin disclaims beneficial ownership of such shares, except as to his pecuniary interests therein.

(14) Consists of 7,500 shares subject to outstanding stock options held by Mr. Peters, which are exercisable within the 60-day period following January 31, 1999 and 1,500,000 shares held by Nycomed Imaging AS ("Nycomed"). Mr. Peters is the President and a director of Nycomed Inc., a subsidiary of Nycomed ASA, Nycomed's parent company, and may be considered a beneficial owner of the shares beneficially owned by Nycomed, although Mr. Peters disclaims beneficial ownership of such shares. Mr. Peters resigned from the Board of Directors on February 4, 1999.

(15) Includes 74,200 shares subject to outstanding stock options held by Mr. Kinder, which are exercisable within the 60-day period following January 31, 1999.

(16) Consists of 52,000 shares subject to outstanding stock options held by Mr. Harrington, which are exercisable within the 60-day period following January 31, 1999.

(17) Consists of 15,000 shares subject to outstanding stock options held by Mr. Nicodemus, which are exercisable within the 60-day period following January 31, 1999.

(18) See Notes (8) through (17) above.


                      PROPOSAL 1 - ELECTION OF DIRECTORS

     The Company has a classified Board of Directors consisting of three Class I Directors, one Class II Director and two Class III Directors. At each annual meeting of stockholders, directors are elected for a full term of three years to succeed those whose terms are expiring. Two Class III Directors will be elected at the Meeting for a three-year term expiring at the 2002 Annual Meeting. Class I Directors were elected at the 1997 Annual Meeting for a three-year term expiring at the 2000 Annual Meeting. Class II Directors were elected at the 1998 Annual Meeting for a three-year term expiring at the 2001 Annual Meeting.

     The persons named in the enclosed proxy will vote to elect, as Class III Directors, Richard T. Dean and Robert S. Lees, the director nominees named below, unless the proxy is marked otherwise. Drs. Dean and Lees are currently directors of the Company. Mr. Peters, a former Class III Director, resigned from the Board of Directors on February 4, 1999.

     Each Class III Director will be elected to hold office until the annual meeting of stockholders to be held in 2002 and until his successor is elected and qualified. Each of the nominees has indicated his willingness to serve, if elected; however, if any nominee should be unable to serve, the person acting under the proxy may vote the proxy for a substitute nominee designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

     Set forth below are the name and age of each member of the Board of Directors, including those who are nominees for election as Class III Directors, whose term of office will continue beyond the date of the Meeting, and the position and offices held by such member, his principal occupation and business experience during the past five years, the names of other publicly held companies of which he serves as a director and the year of the commencement of his term as a director of the Company.



                                                                    Principal Occupation, Other
                                           Director            Business Experience during Past Five
Name                               Age       Since                 Years and Other Directorships
----                               ---     --------            ------------------------------------
Nominees for Terms Expiring
in 1999 (Class III Directors)
Richard T. Dean, Ph.D .........    51       1990       President and Chief Executive Officer since April
                                                       1990, and a founder of the Company. Director of
                                                       Radiopharmaceutical Research and Development at
                                                       Centocor, Inc., a pharmaceutical company, from 1986
                                                       to 1990. From 1981 to 1986, served in a variety of
                                                       positions at Mallinckrodt, Inc., most recently as
                                                       Associate Director, Diagnostic Chemistry Research
                                                       and Development.

                                                                      Principal Occupation, Other
                                           Director               Business Experience during Past Five
Name                               Age       Since                   Years and Other Directorships
----                               ---     --------               ------------------------------------
Robert S. Lees, M.D ...........    64       1990       A founder of the Company and Chairman of the
                                                       Company's Board of Scientific Advisors. Professor of
                                                       Health Sciences and Technology in the Harvard-
                                                       Massachusetts Institute of Technology Division of
                                                       Health Sciences and Technology since 1988 and
                                                       President of the Boston Heart Foundation since 1985.
                                                       Director and founder of the Arteriosclerosis Center at
                                                       the Massachusetts Institute of Technology ("MIT")
                                                       since 1973. Chairman of the Metabolism Study Section
                                                       at the National Institutes of Health and former director
                                                       of the Noninvasive Diagnostic Laboratory at the
                                                       Massachusetts General Hospital. Professor at MIT
                                                       since 1968 and Harvard University since 1988.
Directors Whose Terms Expire
in 2000 (Class I Directors)
Gustav A. Christensen .........    51       1990       Founder of Phytera, Inc., a biotechnology company,
                                                       and member of the Board of Directors since 1992.
                                                       Chairman of the Board of Directors of Alpha-Beta
                                                       Technologies, Inc., a biotechnology company, from
                                                       1990 to 1999. From 1988 to 1990, President and Chief
                                                       Executive Officer of Immulogic Pharmaceutical
                                                       Corporation, a biotechnology company, and from 1983
                                                       to 1988, Senior Vice President of Commercial Affairs
                                                       and Vice President of Marketing and Business
                                                       Development for Genetics Institute, Inc., a
                                                       biotechnology company.

Donald L. Murfin ..............    55       1993       General Partner of Chemicals and Materials Enterprise
                                                       Associates, L.P., a venture capital firm affiliated with
                                                       New Enterprise Associates V, L.P., of which he is a
                                                       Special Partner, since 1989. From 1979 to 1988,
                                                       President and a Director of Lubrizol Enterprises, Inc.,
                                                       a venture development company, and from 1985 to
                                                       1988, Vice President of The Lubrizol Corporation, its
                                                       parent company. Member of the Board of Directors of
                                                       Genentech, Inc., a biotechnology company.

                                                                     Principal Occupation, Other
                                           Director              Business Experience during Past Five
Name                               Age       Since                  Years and Other Directorships
----                               ---     --------              ------------------------------------
Hirsch Handmaker, M.D .........   58      1997         President of Healthcare Technology Group since 1986.
                                                       From 1996 to 1997, a physician with Clinical
                                                       Diagnostic Radiology, Inc. From 1994 to 1997,
                                                       Executive Director of the Arizona Institute of Nuclear
                                                       Medicine (the "Arizona Institute") and Medical
                                                       Director of Papago Imaging, a medical imaging
                                                       company. From 1972 to 1994, Director of Nuclear
                                                       Medicine at the Children's Hospital of San Francisco
                                                       and its successor, the California Pacific Medical
                                                       Center. From 1983 to 1987, President and Chairman of
                                                       Diagnostic Networks, Inc., a healthcare company.
                                                       From 1974 to 1982, President and Chairman of
                                                       RadPharm, Inc., a healthcare company subsequently
                                                       sold to Mallinckrodt, Inc. Diplomate of the American
                                                       Boards of Radiology and Nuclear Medicine and a
                                                       Fellow of the American College of Nuclear Physicians.
Director Whose Term Expires
in 2001 (Class II Director)
Joseph F. Lovett ..............    50       1990       General Partner of Medical Science Ventures, L.P., the
                                                       general partner of Medical Science Partners, L.P., a
                                                       venture capital firm, since 1988. From 1985 to 1988,
                                                       Senior Vice President of Damon Biotech, a
                                                       biotechnology company. From 1980 to 1985, served in
                                                       a variety of positions at Mallinckrodt, Inc., a health
                                                       care products and specialty chemicals company, most
                                                       recently as Vice President and General Manager of the
                                                       Diagnostic Products Division.

     For information relating to shares of Common Stock beneficially owned by each of the directors, see "Security Ownership of Certain Beneficial Owners and Management."


Section 16(a) Beneficial Ownership Reporting Compliance

     Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), requires the Company's directors, executive officers and holders of more than 10% of the Company's Common Stock to file with the SEC initial reports of ownership and reports of changes in ownership of Common Stock and other equity securities of the Company. Such persons are required by the SEC regulations to furnish the Company with copies of all Section 16(a) forms filed by such person with respect to the Company.

     Based solely on its review of copies of reports filed by reporting persons pursuant to Section 16(a) of the Exchange Act, or written representations from reporting persons that no Form 5 filing was required for such person, the Company believes that, during 1998, all filings required to be made by reporting persons of the Company were timely made in accordance with the requirements of the Exchange Act, other than a filing by Ronald B. Kinder with respect to a stock option grant, a filing by Hirsch Handmaker with respect to a disposition of stock and a filing by Gerald Eisen with respect to a stock option grant, which filings were not made on a timely basis.

Board and Committee Meetings

     The Board of Directors held five meetings during 1998. All directors attended at least 75% of the meetings of the Board of Directors and the meetings of the committees on which they served.

     The Board of Directors has a Compensation Committee, which makes recommendations concerning salaries and incentive compensation for employees of and consultants to the Company, establishes and approves salaries and incentive compensation for certain senior officers and employees and administers and grants stock options pursuant to the Company's stock option plans. The Compensation Committee held three meetings during 1998. The members of the Compensation Committee are Messrs. Christensen and Lovett. Mr. Peters also served on the Compensation Committee during 1998. See "Compensation of Executive Officers -- Report of the Compensation Committee on Executive Compensation."

     The Board of Directors has an Audit Committee, which reviews the results and scope of the audit and other services provided by the Company's independent public accountants. The Audit Committee held three meetings during 1998. The members of the Audit Committee are Drs. Lees and Handmaker and Mr. Murfin.

     The Company does not have a nominating committee or a committee serving a similar function. Nominations are made by and through the full Board of Directors.


Compensation of Directors

     Each non-employee director is paid $1,500 for personal or telephonic attendance at a Board or committee meeting. Other directors are not entitled to compensation in their capacities as directors. All of the directors are reimbursed for their expenses incurred in connection with their attendance at Board and committee meetings.

     Dr. Lees received approximately $42,000 in compensation in the year ended December 31, 1998 in connection with the provision of certain consulting services to the Company, including his attendance at the Company's Scientific Advisory Board meeting.

     Each non-employee director is entitled to participate in the Company's 1996 Director Stock Option Plan (the "Director Plan"). The Director Plan provides that options to purchase 5,000 shares of Common Stock will be granted to each new director upon his or her initial election to the Board of Directors. Under the Director Plan, annual options to purchase 2,500 shares of Common Stock will be granted to each eligible director on May 1 of each year. All options will vest on the first anniversary of the date of grant; provided, that the exercisability of these options will be accelerated upon the occurrence of a change in control of the Company (as defined in the Director
Plan). A total of 250,000 shares of Common Stock may be issued upon the exercise of stock options granted under the Director Plan. The exercise price of options granted under the Director Plan will equal the closing price of the Common Stock on the date of grant. On May 1, 1998, each director of the Company other than Dr. Dean received stock options under the Director Plan to purchase 2,500 shares of Common Stock at a price of $9.50 per share, the fair market value on the date of grant. As of March 15, 1999, options to purchase an aggregate of 55,000 shares of stock were outstanding under the Director Plan.

     The Company is a party to consulting and other arrangements with affiliates of Dr. Handmaker. For a description of these arrangements with the Company, see "Certain Relationships and Related Transactions."


Compensation of Executive Officers


 Summary Compensation Table

     The following table sets forth the compensation for each of the last three fiscal years for the Company's Chief Executive Officer and the Company's four other most highly compensated executive officers (other than the Chief Executive Officer) whose total annual salary and bonus exceeded $100,000 for the year ended December 31, 1998 (the "Named Executive Officers").

                          SUMMARY COMPENSATION TABLE



                                                                                             Long-Term
                                                                                            Compensation
                                                           Annual Compensation                 Awards
                                                  --------------------------------------   -------------
                                                                                             Securities
                                                                                             Underlying          All Other
      Name and Principal Position         Year     Salary ($)           Bonus ($)           Options (#)       Compensation ($)
--------------------------------------   ------   ------------   -----------------------   -------------   ---------------------
Richard T. Dean ......................   1998       $233,093         $    46,689(1)            80,000           $   5,842(2)(3)
 President, Chief Executive              1997        221,194              50,625(4)            75,000               5,835(5)(6)
 Officer and Director                    1996        207,500                  --                   --               5,998(8)(9)

Ronald B. Kinder .....................   1998        187,751              25,862(1)            40,000               3,707(2)(3)
 Executive Vice President,               1997        177,500              27,000(4)            38,000               3,024(5)(6)
 Chief Operating Officer and             1996        152,607                  --                   --               2,939(8)(9)
 Secretary

Daniel F. Harrington(10) .............   1998        173,614              17,623(1)            25,000               2,890(2)(3)
 Vice President, Chief                   1997        165,344              37,202(4)                --               1,843(5)(6)
 Financial Officer and                   1996          6,875              50,000(11)          100,000                  --
 Treasurer

Gerald F. Eisen(12) ..................   1998         90,342              45,877(1)(11)        50,000                 389(3)
 Vice President of Clinical
 Operations

Christopher F. Nicodemus(13) .........   1998        204,033                  --                   --               2,970(2)(3)
 Former Vice President of                1997        104,583              12,000(4)            75,000                 217(6)
 Clinical Operations

------------

 (1) Reflects amounts paid as a bonus in 1999 to the Named Executive Officer for 1998.

 (2) Includes $2,500 contributed by the Company for each of Dr. Dean, Mr. Kinder, Mr. Harrington and Dr. Nicodemus pursuant to the Company's 401(k) Plan in 1998.

 (3) Includes $3,342, $1,207, $390, $470 and $389 of insurance premiums paid by the Company on behalf of Dr. Dean, Mr. Kinder, Mr. Harrington, Dr. Nicodemus and Mr. Eisen, respectively, during 1998 with respect to life insurance for the benefit of the Named Executive Officer.

 (4) Reflects amounts paid as a bonus in 1998 to the Named Executive Officer for 1997.

 (5) Includes $997, $2,375, and $1,449 contributed by the Company on behalf of Dr. Dean, Mr. Kinder, and Mr. Harrington respectively, pursuant to the Company's 401(k) Plan in 1997.

 (6) Includes $4,838, $649, $394 and $217 of insurance premiums paid by the Company on behalf of Dr. Dean, Mr. Kinder, Mr. Harrington and Dr. Nicodemus, respectively, during 1997 with respect to life insurance for the benefit of the Named Executive Officer.

 (7) Reflects amount paid as a bonus in 1997 to Dr. Dean for 1996.

 (8) Includes $1,000 and $2,289 contributed by the Company on behalf of Dr. Dean and Mr. Kinder, respectively, pursuant to the Company's 401(k) Plan in 1996.

 (9) Includes $4,998 and $650 of insurance premiums paid by the Company on behalf of Dr. Dean and Mr. Kinder, respectively, during 1996 with respect to life insurance for the benefit of the Named Executive Officer.

(10) Mr. Harrington commenced his employment with the Company on December 15, 1996.

(11) Reflects amount paid by the Company as a signing bonus.

(12) Mr. Eisen commenced his employment with the Company on July 6, 1998.

(13) Dr. Nicodemus commenced his employment with the Company on June 23, 1997 and terminated his employment with the Company on January 22, 1999.


 Employment Agreement

     The Company is a party to an employment agreement with Dr. Dean for the period ending April 1, 2000, subject to automatic extension for additional one-year periods unless either Dr. Dean or the Company provides written notice to the contrary to the other party at least six months prior to the expiration of the employment period. Under this agreement, Dr. Dean is currently entitled to receive an annual base salary of $233,445, as it may be adjusted in the discretion of the Board of Directors or as a result of changes in the U.S. Consumer Price Index, and an annual cash bonus equal to up to 25% of his annual base salary based on the attainment of management objectives determined by the Board of Directors in its sole discretion. In the event Dr. Dean's employment is terminated (i) by the Company without cause, (ii) due to nonrenewal of the employment agreement by the Company or (iii) by Dr. Dean following a change in control of the Company or the significant diminution in his authority or responsibility, he will continue to receive his annual base salary during the one-year period commencing on the date of termination. In the event of a change in control of the Company (as defined in his option agreements), all outstanding unvested options held by Dr. Dean will become immediately vested.

     The Company has also entered into a registration rights agreement with Dr. Dean that provides that in the event the Company proposes to register any of its securities under the Securities Act of 1933, as amended, at any time, with certain exceptions, Dr. Dean shall be entitled to include the shares of Common Stock held by him in such registration, subject to the right of the managing underwriter of any underwritten offering to exclude from such registration for marketing reasons some or all of such shares.

 Option Grants Table

     The following sets forth, as to the Named Executive Officers, information concerning stock options granted in the year ended December 31, 1998.


                       OPTION GRANTS IN LAST FISCAL YEAR

                                                                                                      Potential Realizable Value
                                                                                                      at Assumed Annual Rates of
                                                                                                      Stock Price Appreciation
                                                         Individual Grants                               for Option Term (1)
                                 ------------------------------------------------------------------   -------------------------
                                    Number of
                                    Securities          % of Total
                                    Underlying      Options Granted to      Exercise
                                      Option           Employees in          Price       Expiration
Name                               Granted (#)          Fiscal Year        ($/sh)(2)      Date(3)          5%           10%
------------------------------   ---------------   --------------------   -----------   -----------   -----------   -----------
Richard T. Dean ..............        80,000(4)             26.3            $  7.00      12/16/08      $352,181      $892,496
Ronald B. Kinder .............        40,000(4)             13.1               7.00      12/16/08       176,091       446,248
Daniel F. Harrington .........        25,000(4)              8.2               7.00      12/16/08       110,057       278,905
Gerald F. Eisen ..............        50,000(5)             16.4               8.50      07/06/08       267,280       677,341
Christopher F. Nicodemus .....            --                 --                  --            --            --         --

------------

(1) Amounts represent hypothetical gains that could be achieved for respective options if exercised at the end of the option term. These gains are based on assumed rates of stock price appreciation of 5% and 10%, compounded annually from the date the respective options were granted to their expiration date. The gains shown are net of the option exercise price, but do not include deductions for taxes or other expenses associated with the exercise. Actual gains, if any, on stock option exercises will depend on the future performance of the Common Stock, the option holder's continued employment through the option period and the date on which the options are exercised.

(2) The exercise price of an option is equal to the fair market value of the Company's Common Stock on the date of grant.

(3) The expiration date of an option is the tenth anniversary of the date on which the option was originally granted.

(4) These stock options vest in five equal installments when the average price of a share of the Company's Common Stock over a period of 10 trading days reaches each of the following levels: $10.00, $12.50, $15.00, $17.50 and $20.00; and, in any event, the stock options will vest in full eight years after the date of grant.

(5) These options are exercisable in five equal annual installments commencing on the first anniversary of the date on which the option was originally granted. These options are intended to qualify as incentive stock options.

  Aggregated Option Exercises and Year-End Option Table

     The following table sets forth certain information regarding each exercise of a stock option during the year ended December 31, 1998 by each of the Named Executive Officers and the number and value of unexercised options held by each of the Named Executive Officers on December 31, 1998.


                      AGGREGATED OPTION EXERCISES IN LAST
                        FISCAL YEAR AND FISCAL YEAR-END
                                 OPTION VALUES



                                       Number of                         Number of Shares           Value of Unexercised In-the-
                                         Shares         Value      Underlying Options at Fiscal       Money Options at Fiscal
                                        Acquired      Realized               Year-End                       Year-End(2)
Name                                  on Exercise      ($)(1)        Exercisable/Unexercisable       Exercisable/Unexercisable
----------------------------------   -------------   ----------   ------------------------------   -----------------------------
Richard T. Dean ..................        --            --        139,087/164,000                  $882,395/$290,500
Ronald B. Kinder .................        --            --        74,200/90,800                      457,600/166,900
Daniel F. Harrington .............        --            --        52,000/73,000                         9,724/15,226
Gerald F. Eisen ..................        --            --             0/50,000                                  0/0
Christopher F. Nicodemus .........        --            --        15,000/60,000                        24,375/97,500

------------

(1) Based on fair market value of the Common Stock on the date of exercise less the option exercise price.

(2) Value based on the closing sales price of the Company's Common Stock on December 31, 1998 ($7.25), the last trading day of 1998, less the applicable option exercise price.


  Report of the Compensation Committee on Executive Compensation

     The Compensation Committee of the Company's Board of Directors is responsible for establishing compensation policies with respect to the Company's executive officers, including the Chief Executive Officer and the other executive officers named in the Summary Compensation Table, and setting the compensation for these individuals.

     The Compensation Committee seeks to achieve three broad goals in connection with the Company's executive compensation programs and decisions regarding individual compensation. First, the Compensation Committee structures executive compensation programs in a manner that the Committee believes will enable the Company to attract and retain key executives. Second, the Compensation Committee establishes compensation programs that are designed to reward executives for the achievement of business objectives of the Company and/or the individual executive's particular area of responsibility. By tying compensation in part to achievement, the Compensation Committee believes that a performance-oriented environment is created for the Company's executives. Finally, the Company's executive compensation programs are intended to provide executives with an equity interest in the Company so as to link a portion of the compensation of the Company's executives with the performance of the Company's Common Stock.

     The compensation programs for the Company's executives established by the Compensation Committee consist principally of two elements based upon the foregoing objectives: base salary and a stock-based equity incentive in the form of participation in the Company's stock option plans.

     In establishing base salaries for the executive officers, including the Chief Executive Officer, the Compensation Committee monitors salaries at other companies, particularly those that are in the same industry as the Company or related industries and/or located in the same general geographic area as the Company, considers historic salary levels of the individual and the nature of the individual's responsibilities and compares the individual's base salary with those of other executives at the Company. To the extent determined to be appropriate, the Compensation Committee also considers general economic conditions, the Company's financial performance and the individual's performance. In 1998, Dr. Dean's base salary was as specified in his Employment Agreement with the Company.

     The Compensation Committee uses stock options as a significant element of the compensation package of the Company's executive officers, including the Chief Executive Officer, because they provide an incentive to executives to maximize stockholder value and because they reward the executives only to the extent that stockholders also benefit. It is not the policy of the Compensation Committee, however, to grant stock options to executives annually, and the timing of such grants depends upon a number of factors, including new hires of executives, the executives' current stock and option holdings and such other factors as the Compensation Committee deems relevant. In 1998, after reviewing the Company's executive officers' stock and option holdings, the Compensation Committee granted stock options to Dr. Dean, Mr. Kinder and Mr. Harrington in connection with the Company's performance in 1998, including the commercial launch of AcuTect[TM] in the United States market, the filing of a New Drug Application for NeoTect[TM] and other accomplishments in areas such as product development and enhancement of the Company's patent position. The Compensation Committee also granted stock options to Dr. Eisen in connection with the commencement of his employment with the Company. When granting stock options, it has generally been the policy of the Compensation Committee to fix the exercise price of such options at 100% of the fair market value of the Common Stock on the date of grant.

     In addition to base salary and stock options, the Compensation Committee also considers the payment of cash bonuses as part of its compensation program. In this regard, the Compensation Committee determined to pay a cash bonus of $46,689 to Dr. Dean for 1998. This bonus, which was consistent with bonuses previously paid to Dr. Dean, was paid in recognition of Dr. Dean's leadership of the Company in attaining its 1998 performance goals, including the commercial launch of AcuTect[TM] in the United States market, the filing of a New Drug Application for NeoTect[TM] and other accomplishments in areas such as product development and enhancement of the Company's patent position.

     Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"), generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to its chief executive officer and its four other most highly compensated executive officers. Qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In this regard, the Company has limited the number of shares subject to stock options which may be granted to Company employees in a manner that complies with the performance-based requirements of Section 162(m). Based on the compensation awarded to Dr. Dean and the other executive officers of the Company, it does not appear that the Section 162(m) limitation will have a significant impact on the Company in the near term. While the Committee does not currently intend to qualify its bonus and other incentive awards as qualified performance-based compensation, it will continue to monitor the impact of Section 162(m) on the Company.


                                         COMPENSATION COMMITTEE


                                         Gustav Christensen
                                         Joseph F. Lovett


Compensation Committee Interlocks and Insider Participation

     The current members of the Company's Compensation Committee are Messrs. Christensen and Lovett. Mr. Peters also served on the Compensation Committee during 1998. No executive officer of the Company has served as a director or member of the compensation committee (or other committee serving an equivalent function) of any other entity, one of whose executive officers served as a director of or member of the Compensation Committee of the Company.

     Since January 1, 1998, the Company has engaged in certain transactions with Nycomed, an entity of which Mr. Peters is an affiliate. See "Certain Relationships and Related Transactions."

Certain Relationships and Related Transactions

     Since January 1, 1998, the Company has entered into or engaged in the following transactions with the following directors, executive officers and stockholders who beneficially own more than 5% of the outstanding voting stock of the Company (the "5% Stockholders"), and affiliates of such directors, officers and 5% Stockholders.

     In August 1995, the Company and Nycomed entered into a strategic alliance relating to the Company's radiolabelled peptide imaging products ("Techtides"). The strategic alliance contemplates research and development support and a marketing collaboration. Under the strategic alliance, the Company granted Nycomed options to co-promote Techtides in the United States and to distribute and license Techtides in Europe, South Africa and certain countries in the Middle East. During the year ended December 31, 1998, Nycomed paid to the Company an aggregate of $6,000,000 under the collaborative agreements as research and development support and milestone payments. In August 1998, the Company received notice that Nycomed has elected to terminate the option and development agreement between the Company and Nycomed. As a result, Nycomed discontinued its research and development support payments effective December 31, 1998. This decision does not affect the co-promotion and license agreements in place relating to the Company's two lead products, AcuTect[TM] and NeoTect[TM].

     The Company is a party to a number of clinical trial agreements with the Arizona Institute, an organization for which Dr. Handmaker serves as Executive Director. These agreements provide for the Arizona Institute to act as a site for clinical trials of the Company's products and provide that Dr. Handmaker will serve as principal investigator in connection with the conduct of the clinical trials at the site. During 1998, the Company paid to the Arizona Institute a total of $12,260 under these agreements.

     On January 1, 1998, the Company entered into a one-year scientific advisory consulting agreement with HTG, an entity of which Dr. Handmaker is the principal. Under this agreement, HTG provided the Company with up to 20 days of consulting services and the Company paid HTG consulting fees and expenses of $54,978. In addition, in December 1998, the Company granted HTG options under the Company's 1992 Stock Option Plan (the "1992 Plan") to purchase 40,000 shares of Common Stock at an exercise price of $7.00 per share. The Company and HTG are in discussions to finalize a new one-year consulting agreement for 1999 that will terminate the prior agreement and provide for HTG to provide the Company with five days a month of consulting services and HTG to receive consulting fees of $7,500 per month, certain additional fees based upon the achievement of specific objectives and reimbursement of expenses for a period of one year.

Stock Performance Graph

     The stock performance graph below compares the cumulative stockholder return on the Common Stock of the Company for the period from June 12, 1996 (the date of the Company's initial public offering) through December 31, 1998 with the cumulative total return on (i) the S&P 500 Index and (ii) the Nasdaq Pharmaceutical Index. This graph assumes the investment of $100 in the Company's Common Stock (at the initial public offering price), the S&P 500 Index and the Nasdaq Pharmaceutical Index on June 12, 1996 and assumes dividends are reinvested. Prior to June 12, 1996, the Company's Common Stock was not registered under the Exchange Act.


Comparative Total Returns: Diatide, Inc., S&P 500 Index, Nasdaq Pharmaceutical
                                     Index

                                6/12/96         12/31/96         12/31/97        12/31/98
Diatide, Inc.                    100.00           83.82           107.35           85.29
S&P 500 Index                    100.00          112.11           149.51          192.24
Nasdaq Pharmaceutical Index      100.00           99.23           102.54          131.17

            PROPOSAL 2 - APPROVAL OF THE 1999 STOCK INCENTIVE PLAN

     On February 24, 1999, the Board of Directors of the Company adopted, subject to stockholder approval, the 1999 Stock Incentive Plan (the "1999 Plan"). Up to 2,500,000 shares of Common Stock (subject to adjustment in the event of stock splits and other similar events) may be issued pursuant to awards granted under the 1999 Plan.

     The 1999 Plan is intended to replace the Company's 1992 Plan. As of March 31, 1999, options to purchase 1,212,618 shares of Common Stock were outstanding under the 1992 Plan and an additional 514,739 shares were reserved for future awards. The Company will not grant any additional options under the 1992 Plan. All outstanding options under the 1992 Plan will remain in effect.

     The Board of Directors believes that the continued growth and profitability of the Company depends, in large part, upon the ability of the Company to maintain a competitive position in attracting, retaining and motivating key personnel.


Summary of the 1999 Plan


  Description of Awards

     The 1999 Plan provides for the grant of incentive stock options intended to qualify under Section 422 of the Code, nonstatutory stock options, restricted stock awards and other stock-based awards, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights (collectively "Awards").

     Incentive Stock Options and Nonstatutory Stock Options. Optionees receive the right to purchase a specified number of shares of Common Stock at some time in the future at a specified option price and subject to such other terms and conditions as are specified in connection with the option grant. Options may be granted at an exercise price which may be less than, equal to or greater than the fair market value of the Common Stock on the date of grant. Under present law, however, incentive stock options and options intended to qualify as performance-based compensation under Section 162(m) of the Code may not be granted at an exercise price less than the fair market value of the Common Stock on the date of grant (or less than 110% of the fair market value in the case of incentive stock options granted to Optionees holding more than 10% of the voting power of the Company). Options may not be granted for a term in excess of ten years. The 1999 Plan permits the Board to determine the manner of payment of the exercise price of options, including through payment by cash, check or in connection with a "cashless exercise" through a broker, by surrender to the Company of shares of Common Stock, by delivery to the Company of a promissory note or by any other lawful means.

     Restricted Stock Awards. Restricted stock Awards entitle recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares from the recipient in the event that the conditions specified in the applicable Award are not satisfied prior to the end of the applicable restriction period established for such Award.

     Other Stock-Based Awards. Under the 1999 Plan, the Board has the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.


  Eligibility to Receive Awards

     Officers, employees, directors, consultants and advisors of the Company and its subsidiaries are eligible to be granted Awards under the 1999 Plan. Under present law, however, incentive stock options may only be granted to employees. The maximum aggregate number of shares with respect to which Awards may be granted to any participant under the 1999 Plan may not exceed 750,000 shares during any calendar year of the Plan.

     As of March 31, 1999, approximately 93 persons were eligible to receive Awards under the 1999 Plan, including the Company's executive officers and non-employee directors. The granting of Awards under the 1999 Plan is discretionary, and the Company cannot now determine the number or type of Awards to be granted in the future to any particular person or group.

     On March 31, 1999, the last reported sale price of the Company's Common Stock on the Nasdaq National Market was $4.13.


  Administration

     The 1999 Plan is administered by the Board of Directors. The Board of Directors has the authority to adopt, amend and repeal the administrative rules, guidelines and practices relating to the 1999 Plan and to interpret the provisions of the 1999 Plan. Pursuant to the terms of the 1999 Plan, the Board of Directors may delegate authority under the 1999 Plan to one or more committees of the Board, and subject to certain limitations, to one or more executive officers of the Company. Subject to any applicable limitations contained in the 1999 Plan, the Board of Directors or any other committee or executive officer to whom the Board delegates authority, as the case may be, selects the recipients of Awards and determines (i) the number of shares of Common Stock covered by options and the dates upon which such options become exercisable, (ii) the exercise price of options, (iii) the duration of options and (iv) the number of shares of Common Stock subject to any restricted stock or other stock-based Awards and the terms and conditions of such Awards, including conditions for repurchase, issue price and repurchase price.

     The Board of Directors is required to make appropriate adjustments in connection with the 1999 Plan and any outstanding Awards to reflect stock dividends, stock splits and certain other events. In addition, if the Company enters into a merger or consolidation with or into another entity (an "Acquisition Event"), the Board shall provide that all outstanding options shall be assumed, or equivalent options be substituted, by the acquiring or succeeding corporation. If an Acquisition Event also constitutes a Change in Control Event (as defined in the 1999 Plan), except to the extent specifically provided to the contrary in the instrument evidencing any Award between a participant and the Company, such assumed or substituted options shall become immediately exercisable in full, if on or prior to the second anniversary of the date of the consummation of the Acquisition Event, the participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason (as defined below) by the participant or is terminated without cause by the Company or the acquiring or succeeding corporation. "Good Reason" means any significant diminution in the participant's title, authority, responsibilities or reduction in the annual cash compensation payable to the participant from and after such Acquisition Event or Change of Control Event, or the relocation of the place of business which the participant is principally located to a location greater than fifty miles from the current site.

     If any Award expires or is terminated, surrendered, canceled or forfeited, the unused shares of Common Stock covered by such Award will again be available for grant under the 1999 Plan subject, however, in the case of incentive stock options, to any limitation required under the Code.


  Amendment or Termination

     No Award may be made under the 1999 Plan after February 24, 2007, but Awards previously granted may extend beyond that date. The Board of Directors may at any time amend, suspend or terminate the 1999 Plan, except that no outstanding Award designated as subject to Section 162(m) of the Code by the Board of Directors after the date of such amendment shall become exercisable, realizable or vested (to the extent such amendment was required to grant such Award) unless and until such amendment shall have been approved by the Company's stockholders.


  Federal Income Tax Consequences

     The following is a summary of the United States federal income tax consequences that generally will arise with respect to Awards granted under the 1999 Plan and with respect to the sale of Common Stock acquired under the 1999 Plan.

     Incentive Stock Options. In general, a participant will not recognize taxable income upon the grant or exercise of an incentive stock option. Instead, a participant will recognize taxable income with respect to an incentive stock option only upon the sale of Common Stock acquired through the exercise of the option ("ISO Stock"). The exercise of an incentive stock option, however, may subject the participant to the alternative minimum tax.

     Generally, the tax consequences of selling ISO Stock will vary with the length of time that the participant has owned the ISO Stock at the time it is sold. If the participant sells ISO Stock after having owned it for at least two years from the date the option was granted (the "Grant Date") and one year from the date the option was exercised (the "Exercise Date"), then the participant will recognize long-term capital gain in an amount equal to the excess of the sale price of the ISO Stock over the exercise price.

     If the participant sells ISO Stock for more than the exercise price prior to having owned it for at least two years from the Grant Date and one year from the Exercise Date (a "Disqualifying Disposition"), then all or a portion of the gain recognized by the participant will be ordinary compensation income and the remaining gain, if any, will be a capital gain. This capital gain will be a long-term capital gain if the participant has held the ISO Stock for more than one year prior to the date of sale.

     If a participant sells ISO Stock for less than the exercise price, then the participant will recognize capital loss in an amount equal to the excess of the exercise price over the sale price of the ISO Stock. This capital loss will be a long-term capital loss if the participant has held the ISO Stock for more than one year prior to the date of sale.

     Nonstatutory Stock Options. As in the case of an incentive stock option, a participant will not recognize taxable income upon the grant of a nonstatutory stock option. Unlike the case of an incentive stock option, however, a participant who exercises a nonstatutory stock option generally will recognize ordinary compensation income in an amount equal to the excess of the fair market value of the Common Stock acquired through the exercise of the option ("NSO Stock") on the Exercise Date over the exercise price.

     With respect to any NSO Stock, a participant will have a tax basis equal to the exercise price plus any income recognized upon the exercise of the option. Upon selling NSO Stock, a participant generally will recognize capital gain or loss in an amount equal to the difference between the sale price of the NSO Stock and the participant's tax basis in the NSO Stock. This capital gain or loss will be a long-term capital gain or loss if the participant has held the NSO Stock for more than one year prior to the date of the sale.

     Restricted Stock. A participant will not recognize taxable income upon the grant of a restricted stock Award unless the participant makes an election under Section 83(b) of the Code (a "Section 83(b) Election"). If the participant makes a Section 83(b) Election within 30 days of the date of the grant, then the participant will recognize ordinary compensation income, for the year in which the Award is granted, in an amount equal to the difference between the fair market value of the Common Stock at the time the Award is granted and the purchase price paid for the Common Stock. If a Section 83(b) Election is not made at the time that the forfeiture provisions or restrictions on transfer lapse, then the participant will recognize ordinary compensation income in an amount equal to the difference between the fair market value of the Common Stock at the time of such lapse and the original purchase price paid for the Common Stock. The participant will have a tax basis in the Common Stock acquired equal to the sum of the price paid and the amount of ordinary compensation income recognized.

     Upon the disposition of the Common Stock acquired pursuant to a restricted stock Award, the participant will recognize a capital gain or loss in an amount equal to the difference between the sale price of the Common Stock and the participant's tax basis in the Common Stock. This capital gain or loss will be a long-term capital gain or loss if the shares are held for more than one year. For this purpose, the holding period shall begin just after the date on which the forfeiture provisions or restrictions lapse if a Section 83(b) Election is not made, or just after the Award is granted if a Section 83(b) Election is made.

     Other Stock-Based Awards. The tax consequences associated with any other stock-based Award granted under the 1999 Plan will vary depending on the specific terms of the Award. Among the relevant factors are whether or not the Award has a readily ascertainable fair market value, whether or not the Award is subject to forfeiture provisions or restrictions on transfer, the nature of the property to be received by the participant under the Award, and the participant's holding period and tax basis for the Award or underlying Common Stock.

     Tax Consequences to the Company. The grant of an Award under the 1999 Plan will have no tax consequences to the Company. Moreover, in general, neither the exercise of an incentive stock option nor the sale of any Common Stock acquired under the 1999 Plan will have any tax consequences to the Company. The Company generally will be entitled to a business-expense deduction, however, with respect to any ordinary compensation income recognized by a participant under the 1999 Plan, including that which results from the exercise of a nonstatutory stock option, a Disqualifying Disposition or a Section 83(b) Election. Any such deduction will be subject to the limitations of Section 162(m) of the Code.


      PROPOSAL 3 - RATIFICATION OF THE SELECTION OF INDEPENDENT AUDITORS

     The Board of Directors has selected Ernst & Young LLP as auditors of the Company for the year ending December 31, 1999, subject to ratification by the stockholders at the Meeting. If the stockholders do not ratify the selection of Ernst & Young LLP, the Board of Directors will reconsider the matter. A representative of Ernst & Young LLP, which served as auditors for the year ended December 31, 1998, is expected to be present at the Meeting to respond to appropriate questions and to make a statement if he or she so desires.


                 STOCKHOLDER PROPOSALS FOR 2000 ANNUAL MEETING

     Any proposal that a stockholder intends to present at the 2000 Annual Meeting of Stockholders must be submitted to the Secretary of the Company at its offices, Nine Delta Drive, Londonderry, New Hampshire 03053, no later than December 8, 1999 in order to be considered for inclusion in the Proxy Statement relating to that meeting.

     If a stockholder of the Company wishes to present a proposal before the 2000 Annual Meeting but has not complied with the requirements for inclusion of such proposal in the Company's proxy materials pursuant to Rule 14a-8 under the Exchange Act, such stockholder must give notice of such proposal to the Secretary of the Company at the principal offices of the Company. The required notice must be made in writing and delivered or mailed by first class United States mail, postage prepaid, to the Secretary of the Company at the principal offices of the Company, and received not less than 60 days nor more than 90 days prior to the 2000 Annual Meeting. Notwithstanding the foregoing, if the Company provides less than 70 days notice or prior public disclosure of the date of the meeting to the stockholders, notice by the stockholders must be received by the Secretary not later than the close of business on the tenth day following the date on which the notice of the meeting was mailed or such public disclosure was made, whichever occurs first. The advance notice provisions of the Company's by-laws supercede the notice requirements contained in recent amendments to Rule 14a-8 under the Exchange Act.


                                 OTHER MATTERS

     The Board of Directors knows of no other business which will be presented for consideration at the Meeting other than that described above. However, if any other business should come before the Meeting, it is the intention of the persons named in the enclosed proxy to vote, or otherwise act, in accordance with their best judgment on such matters.

     The Company will bear the costs of soliciting proxies. In addition to solicitations by mail, the Company's directors, officers and regular employees may, without additional remuneration, solicit proxies by telephone, telegraph, facsimile and personal interviews. The Company will also request brokerage houses, custodians, nominees and fiduciaries to forward copies of the proxy material to the owners of stock held in their name and request instructions for voting the proxies. The Company will reimburse such brokerage houses and other persons for their reasonable expenses in connection with this distribution.

THE BOARD OF DIRECTORS HOPES THAT STOCKHOLDERS WILL ATTEND THE MEETING. WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY IN THE ACCOMPANYING ENVELOPE. PROMPT RESPONSE WILL GREATLY FACILITATE ARRANGEMENTS FOR THE MEETING AND YOUR COOPERATION IS APPRECIATED. STOCKHOLDERS WHO ATTEND THE MEETING MAY VOTE THEIR STOCK PERSONALLY EVEN THOUGH THEY HAVE SENT IN THEIR PROXIES.


                                         By Order of the Board of Directors,


                                         Ronald B. Kinder, Secretary


April 16, 1999

                                                                      1533-PS-99

                                   APPENDIX A

                                      PROXY

                                  DIATIDE, INC.

                  Annual Meeting of Stockholders - May 14, 1999
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                                 OF THE COMPANY

    The undersigned, revoking all prior proxies, hereby appoint(s) Richard T. Dean, Daniel F. Harrington and David E. Redlick, and each or any of them, as proxies of the undersigned (with full power of substitution in them and each of them) to attend and represent the undersigned at the Annual Meeting of Stockholders of Diatide, Inc. (the "Company") to be held at the Bedford Village Inn, 2 Village Inn Lane, Bedford, New Hampshire, on Friday, May 14, 1999 at 10:00 a.m. (local time), and any adjourned sessions thereof, and there to act and vote, as indicated, upon all matters referred to on the reverse side and described in the proxy statement relating to the Meeting, all shares of capital stock of the Company which the undersigned would be entitled to vote or act upon, with all powers the undersigned would possess, if personally present at the Meeting and at any adjourned sessions thereof. Each of the following matters is being proposed by the Board of Directors of the Company. All capitalized terms used in this proxy and not defined herein shall have the meaning ascribed them in the proxy statement relating to the Meeting.

    IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON OTHER MATTERS AS PROPERLY MAY COME BEFORE THE MEETING, OR ANY ADJOURNMENT THEREOF.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

[X] Please mark votes
    as in this example.

    This proxy, when properly executed, will be voted in the manner directed by the undersigned. If no direction is given with respect to any election to office or proposal specified below, this proxy will be voted FOR such election to office or proposal.

    1.  Election of Class III Directors.

        Nominees:  Richard T. Dean and Robert S. Lees

        [ ]      FOR BOTH NOMINEES                   [ ]      VOTE WITHHELD FROM
                                                              BOTH NOMINEES


--------------------------------------------------------------------------------
        (INSTRUCTION: To withhold authority to vote for any individual nominee, print that nominee's name on the line provided.)

    2. Approval of the 1999 Stock Incentive Plan.

        [ ]      FOR               [ ]      AGAINST             [ ]      ABSTAIN

    3. Ratification of the selection of Ernst & Young LLP as the Company's independent auditors for the current year.

        [ ]      FOR               [ ]      AGAINST             [ ]      ABSTAIN


                                          MARK HERE             [ ]
                                          FOR ADDRESS
                                          CHANGE AND
                                          NOTE AT LEFT

        Attendance of the undersigned at the Meeting or at any adjourned session thereof will not be deemed to revoke this proxy unless the undersigned shall affirmatively indicate thereat the intention of the undersigned to vote said shares in person. If the undersigned hold(s) any of the shares of the Company in a fiduciary, custodial or joint capacity or capacities, this proxy is signed by the undersigned in every such capacity as well as individually.

        PLEASE FILL IN, DATE, SIGN AND MAIL THIS PROXY IN THE ENCLOSED POSTAGE-PAID RETURN ENVELOPE.

        Please sign name(s) exactly as appearing hereon. When signing as attorney, executor, administrator or other fiduciary, please give your full title as such. Joint owners should each sign personally.


Signature:-------------- Date:--------- Signature:-------------- Date:---------

                                   APPENDIX B

                                  DIATIDE, INC.

                            1999 STOCK INCENTIVE PLAN
                            -------------------------

1.      Purpose

        The purpose of this 1999 Stock Incentive Plan (the "Plan") of Diatide, Inc., a Delaware corporation (the "Company"), is to advance the interests of the Company's stockholders by enhancing the Company's ability to attract, retain and motivate persons who make (or are expected to make) important contributions to the Company by providing such persons with equity ownership opportunities and performance-based incentives and thereby better aligning the interests of such persons with those of the Company's stockholders. Except where the context otherwise requires, the term "Company" shall include any of the Company's present or future subsidiary corporations of as defined in Section 424(f) of the Internal Revenue Code of 1986, as amended, and any regulations promulgated thereunder (the "Code").

2.      Eligibility

        All of the Company's employees, officers, directors, consultants and advisors (and any individuals who have accepted an offer for employment) are eligible to be granted options, restricted stock awards, or other stock-based awards (each, an "Award") under the Plan. Each person who has been granted an Award under the Plan shall be deemed a "Participant".

3.      Administration, Delegation

        (a) Administration by Board of Directors. The Plan will be administered by the Board of Directors of the Company (the "Board"). The Board shall have authority to grant Awards and to adopt, amend and repeal such administrative rules, guidelines and practices relating to the Plan as it shall deem advisable. The Board may correct any defect, supply any omission or reconcile any inconsistency in the Plan or any Award in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judge of such expediency. All decisions by the Board shall be made in the Board's sole discretion and shall be final and binding on all persons having or claiming any interest in the Plan or in any Award. No director or person acting pursuant to the authority delegated by the Board shall be liable for any action or determination relating to or under the Plan made in good faith.

        (b) Delegation to Executive Officers. To the extent permitted by applicable law, the Board may delegate to one or more executive officers of the Company the power to make Awards and exercise such other powers under the Plan as the Board may determine, provided that the Board shall fix the maximum number of shares subject to Awards and the maximum number of shares for any one Participant to be made by such executive officers.

        (c) Appointment of Committees. To the extent permitted by applicable law, the Board may delegate any or all of its powers under the Plan to one or more committees or subcommittees of the Board (a "Committee"). All references in the Plan to the "Board" shall mean the Board or a Committee of the Board or the executive officer referred to in Section 3(b) to the extent that the Board's powers or authority under the Plan have been delegated to such Committee or executive officer.

4.      Stock Available for Awards

        (a) Number of Shares. Subject to adjustment under Section 8, Awards may be made under the Plan for up to 2,500,000 shares of common stock, $.01 par value per share, of the Company (the "Common Stock"). If any Award expires or is terminated, surrendered or canceled without having been fully exercised or is forfeited in whole or in part or results in any Common Stock not being issued, the unused Common Stock covered by such Award shall again be available for the grant of Awards under the Plan, subject, however, in the case of Incentive Stock Options (as hereinafter defined), to any limitation required under the Code. Shares issued under the Plan may consist in whole or in part of authorized but unissued shares or treasury shares.

        (b) Per-Participant Limit. Subject to adjustment under Section 8, for Awards granted after the Common Stock is registered under the Securities Exchange Act of 1934 (the "Exchange Act"), the maximum number of shares of Common Stock with respect to which an Award may be granted to any Participant under the Plan shall be 750,000 per calendar year. The per-Participant limit described in this Section 4(b) shall be construed and applied consistently with
Section 162(m) of the Code.

5.      Stock Options

        (a) General. The Board may grant options to purchase Common Stock (each, an "Option") and determine the number of shares of Common Stock to be covered by each Option, the exercise price of each Option and the conditions and limitations applicable to the exercise of each Option, including conditions relating to applicable federal or state securities laws, as it considers necessary or advisable. An Option which is not intended to be an Incentive Stock Option (as hereinafter defined) shall be designated a "Nonstatutory Stock Option".

        (b) Incentive Stock Options. An Option that the Board intends to be an "incentive stock option" as defined in Section 422 of the Code (an "Incentive Stock Option") shall only be granted to employees of the Company and shall be subject to and shall be construed consistently with the requirements of Section 422 of the Code. The Company shall have no liability to a Participant, or any other party, if an Option (or any part thereof) which is intended to be an Incentive Stock Option is not an Incentive Stock Option.

        (c) Exercise Price. The Board shall establish the exercise price at the time each Option is granted and specify it in the applicable option agreement.

        (d) Duration of Options. Each Option shall be exercisable at such times and subject to such terms and conditions as the Board may specify in the applicable option agreement.

        (e) Exercise of Option. Options may be exercised by delivery to the Company of a written notice of exercise signed by the proper person or by any other form of notice (including electronic notice) approved by the Board together with payment in full as specified in Section 5(f) for the number of shares for which the Option is exercised.

        (f) Payment Upon Exercise. Common Stock purchased upon the exercise of an Option granted under the Plan shall be paid for as follows:

               (1) in cash or by check, payable to the order of the Company;

               (2) except as the Board may, in its sole discretion, otherwise provide in an option agreement, by (i) delivery of an irrevocable and unconditional undertaking by a creditworthy broker to deliver promptly to the Company sufficient funds to pay the exercise price or (ii) delivery by the Participant to the Company of a copy of irrevocable and unconditional instructions to a creditworthy broker to deliver promptly to the Company cash or a check sufficient to pay the exercise price;

               (3) when the Common Stock is registered under the Exchange Act, by delivery of shares of Common Stock owned by the Participant valued at their fair market value as determined by (or in a manner approved by) the Board in good faith ("Fair Market Value"), provided (i) such method of payment is then permitted under applicable law and (ii) such Common Stock was owned by the Participant at least six months prior to such delivery;

               (4) to the extent permitted by the Board, in its sole discretion by (i) delivery of a promissory note of the Participant to the Company on terms determined by the Board, or (ii) payment of such other lawful consideration as the Board may determine; or

               (5) by any combination of the above permitted forms of payment.

6.      Restricted Stock

        (a) Grants. The Board may grant Awards entitling recipients to acquire shares of Common Stock, subject to the right of the Company to repurchase all or part of such shares at their issue price or other stated or formula price (or to require forfeiture of such shares if issued at no cost) from the recipient in the event that conditions specified by the Board in the applicable Award are not satisfied prior to the end of the applicable restriction period or periods established by the Board for such Award (each, a "Restricted Stock Award").

        (b) Terms and Conditions. The Board shall determine the terms and conditions of any such Restricted Stock Award, including the conditions for repurchase (or forfeiture) and the issue price, if any. Any stock certificates issued in respect of a Restricted Stock Award shall be registered in the name of the Participant and, unless otherwise determined by the Board, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). At the expiration of the applicable restriction periods, the Company (or such designee) shall deliver the certificates no longer subject to such restrictions to the Participant or if the Participant has died, to the beneficiary designated, in a manner determined by the Board, by a Participant to receive amounts due or exercise rights of the Participant in the event of the Participant's death (the "Designated Beneficiary"). In the absence of an effective designation by a Participant, Designated Beneficiary shall mean the Participant's estate.

7.      Other Stock-Based Awards

        The Board shall have the right to grant other Awards based upon the Common Stock having such terms and conditions as the Board may determine, including the grant of shares based upon certain conditions, the grant of securities convertible into Common Stock and the grant of stock appreciation rights.

8.      Adjustments for Changes in Common Stock and Certain Other Events

        (a) Changes in Capitalization. In the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off or other similar change in capitalization or event, or any distribution to holders of Common Stock other than a normal cash dividend, (i) the number and class of securities available under this Plan,
(ii) the per-Participant limit set forth in Section 4(b), (iii) the number and class of securities and exercise price per share subject to each outstanding Option, (iv) the repurchase price per share subject to each outstanding Restricted Stock Award, and (v) the terms of each other outstanding Award shall be appropriately adjusted by the Company (or substituted Awards may be made, if applicable) to the extent the Board shall determine, in good faith, that such an adjustment (or substitution) is necessary and appropriate. If this Section 8(a) applies and Section 8(c) also applies to any event, Section 8(c) shall be applicable to such event, and this Section 8(a) shall not be applicable.

        (b) Liquidation or Dissolution. In the event of a proposed liquidation or dissolution of the Company, the Board shall upon written notice to the Participants provide that all then unexercised Options will (i) become exercisable in full as of a specified time at least 10 business days prior to the effective date of such liquidation or dissolution and (ii) terminate effective upon such liquidation or dissolution, except to the extent exercised before such effective date. The Board may specify the effect of a liquidation or dissolution on any Restricted Stock Award or other Award granted under the Plan at the time of the grant of such Award.

        (c) Acquisition and Change in Control Events

               (1) Definitions

                      (a) An "Acquisition Event" shall mean:

                             (i) any merger or consolidation of the Company with or into another entity as a result of which the Common Stock is converted into or exchanged for the right to receive cash, securities or other property; or

                             (ii) any exchange of shares of the Company for
                                  cash, securities or other property pursuant to a statutory share exchange transaction.

                      (b) A "Change in Control Event" shall mean:

                              (i) the acquisition by an individual, entity or
                                  group (within the meaning of Section
                                  13(d)(3) or 14(d)(2) of the Exchange Act)
                                  (a "Person") of beneficial ownership of any capital stock of the Company if, after such acquisition, such Person beneficially owns (within the meaning of Rule 13d-3 promulgated under the Exchange Act) 30% or more of either (x) the then-outstanding shares of common stock of the Company (the "Outstanding Company Common Stock") or (y) the combined voting power of the then-outstanding securities of the Company entitled to vote generally in the election of directors (the "Outstanding Company Voting Securities"); provided, however, that for purposes of this subsection (i), the following acquisitions shall not constitute a Change in Control
                                  Event: (A) any acquisition directly from the Company (excluding an acquisition pursuant to the exercise, conversion or exchange of any security exercisable for, convertible into or exchangeable for common stock or voting securities of the Company, unless the Person exercising, converting or exchanging such security acquired such security directly from the Company or an underwriter or agent of the Company), (B) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any corporation controlled by the Company, or
                                  (C) any acquisition by any corporation
                                  pursuant to a Business Combination (as
                                  defined below) which complies with clauses
                                  (x) and (y) of subsection (iii) of this
                                  definition; or

                             (ii) such time as the Continuing Directors (as
                                  defined below) do not constitute a majority of the Board (or, if applicable, the Board of Directors of a successor corporation to the Company), where the term "Continuing Director" means at any date a member of the Board (x) who was a member of the Board on the date of the initial adoption of this Plan by the Board or (y) who was nominated or elected subsequent to such date by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election; provided, however, that there shall be excluded from this clause (y) any individual whose initial assumption of office occurred as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents, by or on behalf of a person other than the Board; or

                            (iii) the consummation of a merger,
                                  consolidation, reorganization,
                                  recapitalization or statutory share
                                  exchange involving the Company or a sale or other disposition of all or substantially all of the assets of the Company (a "Business Combination"), unless, immediately following such Business Combination, each of the following two conditions is satisfied: (x) all or substantially all of the individuals and entities who were the beneficial owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding securities entitled to vote generally in the election of directors, respectively, of the resulting or acquiring corporation in such Business Combination (which shall include, without limitation, a corporation which as a result of such transaction owns the Company or substantially all of the Company's assets either directly or through one or more subsidiaries) (such resulting or acquiring corporation is referred to herein as the "Acquiring Corporation") in substantially the same proportions as their ownership of the Outstanding Company Common Stock and Outstanding Company Voting Securities, respectively, immediately prior to such Business Combination and (y) no Person (excluding the Acquiring Corporation or any employee benefit plan (or related trust) maintained or sponsored by the Company or by the Acquiring Corporation) beneficially owns, directly or indirectly, 30% or more of the then-outstanding shares of common stock of the Acquiring Corporation, or of the combined voting power of the then-outstanding securities of such corporation entitled to vote generally in the election of directors (except to the extent that such ownership existed prior to the Business Combination).

                      (c) "Good Reason" shall mean any significant diminution
                          in the Participant's title, authority, or responsibilities from and after such Acquisition Event or Change in Control Event, as the case may be, or any reduction in the annual cash compensation payable to the Participant from and after such Acquisition Event or Change in Control Event, as the case may be, or the relocation of the place of business at which the Participant is principally located to a location that is greater than 50 miles from the current site.

                      (d) "Cause" shall mean any (i) willful failure by the
                          Participant, which failure is not cured within 30 days of written notice to the Participant from the Company, to perform his or her material responsibilities to the Company or (ii) willful misconduct by the Participant which affects the business reputation of the Company.

               (2) Effect on Options

                      (a) Acquisition Event. Upon the occurrence of an
                          Acquisition Event (regardless of whether such event also constitutes a Change in Control Event), or the execution by the Company of any agreement with respect to an Acquisition Event (regardless of whether such event will result in a Change in Control Event), the Board shall provide that all outstanding Options shall be assumed, or equivalent options shall be substituted, by the acquiring or succeeding corporation (or an affiliate thereof); provided that if such Acquisition Event also constitutes a Change in Control Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company such assumed or substituted options shall become immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Acquisition Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation. For purposes hereof, an Option shall be considered to be assumed if, following consummation of the Acquisition Event, the Option confers the right to purchase, for each share of Common Stock subject to the Option immediately prior to the consummation of the Acquisition Event, the consideration (whether cash, securities or other property) received as a result of the Acquisition Event by holders of Common Stock for each share of Common Stock held immediately prior to the consummation of the Acquisition Event (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding shares of Common Stock); provided, however, that if the consideration received as a result of the Acquisition Event is not solely common stock of the acquiring or succeeding corporation (or an affiliate thereof), the Company may, with the consent of the acquiring or succeeding corporation, provide for the consideration to be received upon the exercise of Options to consist solely of common stock of the acquiring or succeeding corporation (or an affiliate thereof) equivalent in fair market value to the per share consideration received by holders of outstanding shares of Common Stock as a result of the Acquisition Event.

                                 Notwithstanding the foregoing, if the
                          acquiring or succeeding corporation (or an affiliate thereof) does not agree to assume, or substitute for, such Options, then the Board shall, upon written notice to the Participants, provide that all then unexercised Options will become exercisable in full as of a specified time prior to the Acquisition Event and will terminate immediately prior to the consummation of such Acquisition Event, except to the extent exercised by the Participants before the consummation of such Acquisition Event; provided, however, that in the event of an Acquisition Event under the terms of which holders of Common Stock will receive upon consummation thereof a cash payment for each share of Common Stock surrendered pursuant to such Acquisition Event (the "Acquisition Price"), then the Board may instead provide that all outstanding Options shall terminate upon consummation of such Acquisition Event and that each Participant shall receive, in exchange therefor, a cash payment equal to the amount (if any) by which (A) the Acquisition Price multiplied by the number of shares of Common Stock subject to such outstanding Options (whether or not then exercisable), exceeds (B) the aggregate exercise price of such Options.

                      (b) Change in Control Event that is not an Acquisition
                          Event. Upon the occurrence of a Change in Control Event that does not also constitute an Acquisition Event, except to the extent specifically provided to the contrary in the instrument evidencing any Option or any other agreement between a Participant and the Company, each such Option shall be immediately exercisable in full if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

               (3) Effect on Restricted Stock Awards

                      (a) Acquisition Event that is not a Change in Control
                          Event. Upon the occurrence of an Acquisition Event that is not a Change in Control Event, the repurchase and other rights of the Company under each outstanding Restricted Stock Award shall inure to the benefit of the Company's successor and shall apply to the cash, securities or other property which the Common Stock was converted into or exchanged for pursuant to such Acquisition Event in the same manner and to the same extent as they applied to the Common Stock subject to such Restricted Stock Award.

                      (b) Change in Control Event. Upon the occurrence of a
                          Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Restricted Stock Award or any other agreement between a Participant and the Company, each such Restricted Stock Award shall immediately become free from all conditions or restrictions if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

               (4) Effect on Other Awards

                      (a) Acquisition Event that is not a Change in Control
                          Event. The Board shall specify the effect of an Acquisition Event that is not a Change in Control Event on any other Award granted under the Plan at the time of the grant of such Award.

                      (b) Change in Control Event. Upon the occurrence of a
                          Change in Control Event (regardless of whether such event also constitutes an Acquisition Event), except to the extent specifically provided to the contrary in the instrument evidencing any Award or any other agreement between a Participant and the Company, each such Award shall immediately become fully exercisable, realizable, vested or free from conditions or restrictions if, on or prior to the second anniversary of the date of the consummation of the Change in Control Event, the Participant's employment with the Company or the acquiring or succeeding corporation is terminated for Good Reason by the Participant or is terminated without Cause by the Company or the acquiring or succeeding corporation.

9.      General Provisions Applicable to Awards

        (a) Transferability of Awards. Except as the Board may otherwise determine or provide in an Award, Awards shall not be sold, assigned, transferred, pledged or otherwise encumbered by the person to whom they are granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution, and, during the life of the Participant, shall be exercisable only by the Participant. References to a Participant, to the extent relevant in the context, shall include references to authorized transferees.

        (b) Documentation. Each Award shall be evidenced by a written instrument in such form as the Board shall determine. Each Award may contain terms and conditions in addition to those set forth in the Plan.

        (c) Board Discretion. Except as otherwise provided by the Plan, each Award may be made alone or in addition or in relation to any other Award. The terms of each Award need not be identical, and the Board need not treat Participants uniformly.

        (d) Termination of Status. The Board shall determine the effect on an Award of the disability, death, retirement, authorized leave of absence or other change in the employment or other status of a Participant and the extent to which, and the period during which, the Participant, the Participant's legal representative, conservator, guardian or Designated Beneficiary may exercise rights under the Award.

        (e) Withholding. Each Participant shall pay to the Company, or make provision satisfactory to the Board for payment of, any taxes required by law to be withheld in connection with Awards to such Participant no later than the date of the event creating the tax liability. Except as the Board may otherwise provide in an Award, when the Common Stock is registered under the Exchange Act, Participants may, to the extent then permitted under applicable law, satisfy such tax obligations in whole or in part by delivery of shares of Common Stock, including shares retained from the Award creating the tax obligation, valued at their Fair Market Value. The Company may, to the extent permitted by law, deduct any such tax obligations from any payment of any kind otherwise due to a Participant.

        (f) Amendment of Award. The Board may amend, modify or terminate any outstanding Award, including but not limited to, substituting therefor another Award of the same or a different type, changing the date of exercise or realization, and converting an Incentive Stock Option to a Nonstatutory Stock Option, provided that the Participant's consent to such action shall be required unless the Board determines that the action, taking into account any related action, would not materially and adversely affect the Participant.

        (g) Conditions on Delivery of Stock. The Company will not be obligated to deliver any shares of Common Stock pursuant to the Plan or to remove restrictions from shares previously delivered under the Plan until (i) all conditions of the Award have been met or removed to the satisfaction of the Company, (ii) in the opinion of the Company's counsel, all other legal matters in connection with the issuance and delivery of such shares have been satisfied, including any applicable securities laws and any applicable stock exchange or stock market rules and regulations, and (iii) the Participant has executed and delivered to the Company such representations or agreements as the Company may consider appropriate to satisfy the requirements of any applicable laws, rules or regulations.

        (h) Acceleration. The Board may at any time provide that any Options shall become immediately exercisable in full or in part, that any Restricted Stock Awards shall be free of restrictions in full or in part or that any other Awards may become exercisable in full or in part or free of some or all restrictions or conditions, or otherwise realizable in full or in part, as the case may be.

10.     Miscellaneous

        (a) No Right To Employment or Other Status. No person shall have any claim or right to be granted an Award, and the grant of an Award shall not be construed as giving a Participant the right to continued employment or any other relationship with the Company. The Company expressly reserves the right at any time to dismiss or otherwise terminate its relationship with a Participant free from any liability or claim under the Plan, except as expressly provided in the applicable Award.

        (b) No Rights As Stockholder. Subject to the provisions of the applicable Award, no Participant or Designated Beneficiary shall have any rights as a stockholder with respect to any shares of Common Stock to be distributed with respect to an Award until becoming the record holder of such shares. Notwithstanding the foregoing, in the event the Company effects a split of the Common Stock by means of a stock dividend and the exercise price of and the number of shares subject to such Option are adjusted as of the date of the distribution of the dividend (rather than as of the record date for such dividend), then an optionee who exercises an Option between the record date and the distribution date for such stock dividend shall be entitled to receive, on the distribution date, the stock dividend with respect to the shares of Common Stock acquired upon such Option exercise, notwithstanding the fact that such shares were not outstanding as of the close of business on the record date for such stock dividend.

        (c) Effective Date and Term of Plan. The Plan shall become effective on the date on which it is adopted by the Board, but no Award granted to a Participant designated by the Board as subject to Section 162(m) of the Code by the Board shall become exercisable, vested or realizable, as applicable to such Award, unless and until the Plan has been approved by the Company's stockholders to the extent stockholder approval is required by Section 162(m) in the manner required under Section 162(m) (including the vote required under Section 162(m)). No Awards shall be granted under the Plan after the completion of ten years from the earlier of (i) the date on which the Plan was adopted by the Board or (ii) the date the Plan was approved by the Company's stockholders, but Awards previously granted may extend beyond that date.

        (d) Amendment of Plan. The Board may amend, suspend or terminate the Plan or any portion thereof at any time, provided that to the extent required by
Section 162(m) of the Code, no Award granted to a Participant designated as subject to Section 162(m) by the Board after the date of such amendment shall become exercisable, realizable or vested, as applicable to such Award (to the extent that such amendment to the Plan was required to grant such Award to a particular Participant), unless and until such amendment shall have been approved by the Company's stockholders as required by Section 162(m) (including the vote required under Section 162(m)).

        (e) Governing Law. The provisions of the Plan and all Awards made hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware, without regard to any applicable conflicts of law.